SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2003

Commission File Number 0-23155

TRIMERIS, INC.

(Exact name of registrant)

Delaware	56-1808663
(State of organization)	(I.R.S. Employer Identification Number)

3518 Westgate Drive, Suite 300, Durham, North Carolina 27707

(Address of principal executive offices and zip code)

(919) 419-6050

(Registrant’s telephone number)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.
99.1	Transcript of Second Quarter 2003 Earnings Release Conference Call

ITEM 9.	REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 12, “Results of Operations and Financial Condition” of Form 8-K:

On July 22, 2003, Trimeris, Inc. held a webcast to discuss its financial results for the second quarter of 2003. A transcript of this webcast is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMERIS, INC.

By:	/s/ DANI P. BOLOGNESI
Dani P. Bolognesi Chief Executive Officer and Chief Scientific Officer

Dated July 24, 2003